SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                               September 24, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-16619                 73-1612389
  ------------------------     ------------------------     -------------------
  (State of Incorporation)     (Commission File Number)       (IRS Employer
                                                            Identification No.)



               Kerr-McGee Center
            Oklahoma City, Oklahoma                     73125
   ----------------------------------------           ----------
   (Address of principal executive offices)           (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 9.  Regulation FD Disclosure

               On September 24, 2002, Kerr-McGee Corporation will hold a conference call to discuss its third-quarter 2002 financial and operating results and expectations for the future. During the conference call, the company will discuss certain expectations for oil and natural gas production volumes for the year 2002. A table providing the projection ranges of 2002 average daily oil and natural gas production is furnished below.

                                                             Kerr-McGee Corp.
                                              Projected Daily Average Production Volumes **
As of September 2002

                                                                  2002 Production Forecast
                         -----------------------------------------------------------------------------------------------------------
                               1-Qtr-A               2-Qtr                 3-Qtr                 4-Qtr                  Year
                         -------------------- --------------------- --------------------- --------------------- --------------------
Crude Oil
(BOPD)
    Onshore                 29,100 -  29,100     29,400 -   29,400     27,500 -   29,000     26,500 -   28,500     28,100 -   29,000
    Offshore                53,300 -  53,300     54,300 -   54,300     53,500 -   55,000     60,000 -   62,500     55,300 -   56,300
                            ------    ------     ------     ------     ------     ------     ------     ------     ------     ------
      U.S.                  82,400 -  82,400     83,700 -   83,700     81,000 -   84,000     86,500 -   91,000     83,400 -   85,300
                            ------    ------     ------     ------     ------     ------     ------     ------     ------     ------

    North Sea              113,600 - 113,600     97,000 -   97,000     95,000 -  100,000     77,000 -   87,000     95,500 -   99,300
                           -------   -------     ------     ------     ------    -------     ------     ------     ------     ------

    Other International      8,800 -   8,800      8,500 -    8,500      7,000 -    7,500      2,500 -    3,000      6,700 -    6,900
                             -----     -----      -----      -----      -----      -----      -----      -----      -----      -----

      Total                204,800 - 204,800    189,200 -  189,200    183,000 -  191,500    166,000 -  181,000    185,600 -  191,500
                           =======   =======    =======    =======    =======    =======    =======    =======    =======    =======


Natural Gas
(MMCF/D)                       1-Qtr-A               2-Qtr                 3-Qtr                 4-Qtr                  Year
                          ------------------- --------------------- --------------------- --------------------- -------------------
    Onshore                    383 -  383           379 -   379           380 -   400           380 -   395           380 -   389
    Offshore                   244 -  244           253 -   253           295 -   315           300 -   330           273 -   286
                               ---    ---           ---     ---           ---     ---           ---     ---           ---     ---
      U.S.                     627 -  627           632 -   632           675 -   715           680 -   725           653 -   675
                               ---    ---           ---     ---           ---     ---           ---     ---           ---     ---

    North Sea                  101 -  101            99 -   99            105 -   125           110 -   125           104 -   113
                               ---    ---           ---     ---           ---     ---           ---     ---           ---     ---

    Other International          0 -   0              0 -    0              0 -    0              0 -    0              0 -    0
                               ---    ---           ---     ---           ---     ---           ---     ---           ---     ---

      Total                    728 -  728           731 -   731           780 -   840           790 -   850           757 -   788
                               ===    ===           ===     ===           ===     ===           ===     ===           ===     ===


BOE/D                      326,100 -326,100     311,000 - 311,000     313,000 - 331,500     297,700 - 322,700     311,800   322,800
                           =======  =======     =======   =======     =======   =======     =======   =======     =======   =======


Note:
-----
         Projections based upon the capital program of $1 billion as revised on July 24, 2002.

         Excludes results of operations from Kazakhstan and Indonesia which have been reclassified as discontinued operations. Volumes associated with the announced sale of Northern North Sea properties are included through the third quarter of 2002. Volumes associated with the sale of operations in Ecuador are included through the closing date of Sept. 10, 2002. All other properties that are held for sale are included in projected volumes through year end. Projected volumes will be adjusted as the sales are consumated.


          ** Cautionary Statement Concerning Forward-Looking Statements

         The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, general economic conditions and other factors and risks discussed in Kerr-McGee's SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             KERR-MCGEE CORPORATION


                                       By:   (John M. Rauh)
                                             -----------------------------
                                             John M. Rauh
                                             Vice President and Controller

Dated: September 24, 2002